UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 23, 2002

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

000-24261	Delaware	68-0140361
(Commission	(State or other jurisdiction of incorporation)	(IRS Employer
File Number)		Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

Item 5. Other Events.

     On December 23, 2002, we issued a press release announcing the finalization of our restatement of financial results for fiscal 2001 and the first two quarters of fiscal 2002 and the filing of our Form 10-Q for the third quarter of fiscal 2002. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 23, 2002, regarding the registrant’s finalization of its restatement of financial results for fiscal 2001 and the first two quarters of fiscal 2002 and the filing of its Form 10-Q for the third quarter of fiscal 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: December 23, 2002	By:	/s/ Kevin W. Shahan Kevin W. Shahan, Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated December 23, 2002, regarding the registrant’s finalization of its restatement of financial results for fiscal 2001 and the first two quarters of fiscal 2002 and the filing of its Form 10-Q for the third quarter of fiscal 2002.